Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Michael L. Hirschey, the Chairman, President, Chief Executive Officer of OneSource Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OneSource Technologies, Inc. on Form 10-QSB for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OneSource Technologies, Inc.



         Date: May 16, 2005              /s/ Michael L. Hirschey
                                         ------------------------------
                                        Michael L. Hirschey
                                        Chairman, President and
                                        Chief Executive Officer


     I, Leonard J. Ksobiech , the Chief Financial Officer of OneSource Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of OneSource Technologies, Inc. on Form 10-QSB for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of OneSource Technologies, Inc.



         Date: May 16, 2005             /s/ Leonard J. Ksobiech
                                        -------------------------------
                                        Leonard J. Ksobiech
                                        Chief Financial Officer